Summary Prospectus December 19, 2025
Sterling Capital National Municipal Bond ETF Sterling Capital National Municipal Bond ETF Shares SCNM

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 8, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 1-800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective

The Fund seeks to generate current income exempt from regular federal income taxes consistent with preservation of capital.

Fee Table

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The investment advisory agreement between Sterling Capital Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except any Management Fees set forth in the table below, (ii) Distribution and Service (Rule 12b-1) Fees, distribution expenses, investment-related expenses of any kind, borrowing and other investment-related costs and fees, acquired fund fees and expenses, interest expenses, taxes and governmental fees, litigation and indemnification fees and expenses of any kind, custody or other expenses attributable to negative interest rates on investments or cash, short dividend expense, salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates, organizational and offering expenses of the Trust and the Fund, costs related to any meetings of shareholders, fees or expenses incurred in connection with securities lending, any other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, and such other expenses as may be approved by the Fund’s Board. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1) The Fund has adopted a Rule 12b-1 Distribution Plan, and the Board of Trustees (the “Board”) has authorized a 12b-1 fee not to exceed 0.25% of the average daily net assets of Fund shares. No Distribution and Service (12b-1) fee is currently paid by the Fund or will be made during the first twelve (12) month period from the date of this prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Fund’s Board.

(2) Amounts have been estimated for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$113

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, no portfolio turnover information is available.

Strategy, Risks and Performance

Principal Strategy

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in municipal instruments the interest from which is exempt from regular federal income tax. This policy is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding securities, as defined in the Investment Company Act of 1940, as amended. The Fund may invest without limit in municipal instruments the interest from which is subject to the Federal alternative minimum tax (“AMT”). Municipal instruments are debt instruments issued by or on behalf of a qualifying issuer, such as states, municipalities, territories, or possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities, or instrumentalities, to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility that pay interest that is exempt from federal income tax (except that the interest may be includable in taxable income for purposes of the Federal AMT). For purposes of the Fund’s 80% investment policy, eligible municipal instruments include, but are

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not limited to: municipal notes and bonds, general obligation bonds, special revenue bonds, private activity bonds, industrial development bonds, lease obligations, certificates of participation, short-term obligations, variable rate demand notes, and tax-exempt commercial paper, including securities subject to AMT.

The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to municipal instruments within that policy or to one or more market risk factors associated with such investments. The Fund may invest in pooled investment vehicles, including ETFs, in order to seek exposure to municipal instruments, which will count towards the Fund’s 80% investment policy.

The Fund may also invest up to 20% of its assets in other debt and fixed income investments, including:

●

Securities issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes, and bonds, Treasury Inflation-Protected Securities (TIPS), or any other obligations or securities issued by the U.S. Treasury;

●	Taxable municipal instruments;

●	Corporate debt obligations including fixed and floating rate securities issued by U.S. corporations;

●	U.S. dollar-denominated bank obligations issued by a U.S. regulated financial institution, including, but not limited to, certificates of deposit, time deposits and bank notes;

●	Money Market Funds that seek to maintain a stable net asset value of $1.00; and/or

●	Derivatives relating to, or that provide investment exposure to, such debt and fixed income investments.

While the Fund invests primarily in investment grade municipal instruments, it may also invest in instruments of any credit quality, including below-investment-grade municipal instruments. The Fund intends to limit its investments in below-investment grade municipal instruments to no more than 10% of the Fund’s total assets. Investment-grade securities are those rated at the time of purchase in one of the top four highest rating categories by at least one Nationally Recognized Statistical Rating Organization (NRSRO) or deemed of comparable quality by the Fund’s investment adviser. The Fund typically invests in municipal instruments in a variety of economic sectors.

The Fund may invest in municipal instruments of any maturity and expects to maintain an average duration between 70% and 130% of the Fund’s benchmark, the Bloomberg U.S. Municipal Index (the “Index”). The Index is sponsored by Bloomberg L.P., which is independent of the Fund and Sterling Capital. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

In managing the Fund’s portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund’s portfolio based on expectations about interest rate movements. The portfolio manager then selects securities consistent with this target based on their individual characteristics.

The Fund’s portfolio managers may consider selling a security owned by the Fund to reposition the Fund along the yield curve, to adjust the Fund’s average maturity or duration, to replace a security with one that the portfolio manager believes offers greater total return potential, or to exit a security whose credit fundamentals are deteriorating.

The Fund is non-diversified and, therefore, may invest in a limited number of issuers.

The Fund may purchase or sell derivative instruments (such as residual interest bonds, futures contracts, including Treasury futures, options, interest rate swaps, and forward rate contracts) for hedging purposes, to seek total return or as a substitute for the purchase or sale of securities.

The Fund may engage in frequent trading of investments at the discretion of the Fund’s portfolio managers, based on their assessment of market conditions, asset valuations, and credit risk dynamics.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:

●

The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s net asset value (“NAV”), there may be times when the market price reflects a significant premium or discount to NAV, including during periods of high market volatility or other unusual market conditions.

●	Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.

●

The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

●

Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

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●

To the extent that the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Fund realizing capital gains, which under applicable tax regulations must be distributed to all shareholders, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind. Such cash redemptions may also result in the Fund incurring brokerage costs that might not have been incurred if the purchase or redemption of Creation Units were effected in kind, and the imposition of such costs may decrease the Fund’s net asset value. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Interest Rate Risk: The possibility that the value of the Fund’s investments will change or decline due to a change in interest rates. Interest rate risk is generally higher for longer-term debt instruments and lower for shorter-term debt instruments.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk. Changes in actual or perceived creditworthiness may occur quickly.

Tax Risk: The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

Municipal Securities Risk: Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.

Non-Diversified Risk: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund’s portfolio may be more sensitive to changes in the market value of a single issuer or industry.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.

Estimated Maturity Risk: The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally higher for shorter-term bonds and lower for longer-term bonds.

Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity.

Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Money Market Funds Risk. Although a money market fund is designed to be a relatively low risk investment, it is subject to certain risks. An investment in a money market fund is not a bank account and is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to maintain a net asset value of $1.00 per share, it is possible that the Fund may lose money by investing in a money market fund.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is heightened for over-the-counter swaps and other derivatives as compared to centrally cleared derivatives), the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. When the Fund uses credit default swaps to gain indirect long exposure to an issuer or a fixed income security

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by selling credit protection on such issuer or security, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Options Risk: There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange.

Swap Risk. A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and valuation risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Credit Default Swaps Risk: A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Futures Contracts Risk. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced.

Forward Currency Contracts Risk: A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled.

Dividend Risk: Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Variable and Floating Rate Instrument Risk: Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

ETF Risk: The risks associated with investing in ETFs include the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF than owning the underlying portfolio of securities directly.

Investment Company Risk: Investing in another investment company or pooled vehicle, including ETFs and business development companies, subjects a Fund to that company’s risks, including the risk that the investment company or pooled vehicle will not perform as expected. The Adviser may have an economic incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by such Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser may delay or decide against the sale of interests held by a Fund in investment companies sponsored or managed by the Adviser or its affiliates, where it might do otherwise if the Fund were invested in investment companies managed or sponsored by others.

Market Risk: The possibility that the Fund’s investment holdings will decline in price because of a market decline, or other domestic, regional, or global events. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Liquidity Risk: The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Focused Investment Risk: Investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

Leverage Risk: The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

New Fund: Because the Fund is new, it has a relatively small number of shareholders and assets under management. As a result, the portfolio managers may experience difficulties in fully implementing the Fund’s investment program and may be less able to respond to increases in shareholder transaction activity. The Fund’s limited operating history could make it more difficult to evaluate the performance of the portfolio managers and the Fund’s investment strategies. In addition, there can be no assurance that the Fund will ultimately grow to an economically viable size, which could lead to the Fund eventually ceasing its operations.

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For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance

Because the Fund has not yet commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this prospectus. Updated performance information is available at no cost by visiting www.sterlingcapital.com/etf or by calling (888) 637-7798.

Management

Investment Adviser

Sterling Capital Management LLC

Portfolio Managers

Michael P. McVicker
Executive Director of Sterling Capital and Senior Fixed Income Portfolio Manager
Co-Portfolio Manager
Since inception

Mark Merullo
Director of Sterling Capital and Fixed Income Portfolio Manager
Co-Portfolio Manager
Since inception

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.sterlingcapital.com/etf.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. The Fund expects to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Fund (“exempt-interest dividends”) for U.S. federal income tax purposes Distributions other than exempt-interest dividends are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan (which may be taxable upon withdrawal) or an individual retirement account (which may be taxable upon withdrawal). A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SCNM-SP-12122025

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